Exhibit 10.15

Spousal Consent Letter

I, Xiangxin Luo, with ID number of [REDACTED], am the legal spouse of Shuyi Yang (ID number of [REDACTED]).

To my knowledge: (i) Shuyi Yang holds 24.9784% equity in Beijing Quhuo Technology Co., Ltd.; and (ii) Shuyi Yang signed the Exclusive Call Option Agreement, the Power of Attorney and the Equity Interest Pledge Agreement with Beijing Quhuo Information Technology Co., Ltd. and other shareholders of Beijing Quhuo Technology Co., Ltd. on August 23, 2019 (The foregoing agreements and any subsequent written amendment, supplement or confirmation (if any) made by the parties thereto are hereinafter collectively referred to as the “Quhuo VIE Agreements”).

I hereby confirm and irrevocably undertake that:

1.

The equity of Beijing Quhuo Technology Co., Ltd. held by Shuyi Yang (the “Equity”) and all rights and interests carried by it are personal assets of Shuyi Yang, and not joint property of Shuyi Yang and me. I do not enjoy any rights and interests of the Equity, nor will I raise any claim or file any lawsuits with respect to such Equity or any interest carried by it in the future;

2.	The Equity will be disposed of in accordance with the Quhuo VIE Agreements signed by Shuyi Yang. I undertake that I will fully cooperate at any time in the performance of the Quhuo VIE Agreements.

3.	I undertake that I have never participated, and will not actually participate, in the management or other voting matters of Beijing Quhuo Technology Co., Ltd.

4.

I further undertake and warrant that in no event I will have any action or move, whether direct or indirect, active or passive, which may contradict the purpose or intention of the Quhuo VIE Agreements; and

5.

I further undertake that if I acquire any equity in Beijing Quhuo Technology Co., Ltd. for any reason, I shall be bound by the Quhuo VIE Agreements and fulfil my obligations under the Quhuo VIE Agreements as a shareholder of Beijing Quhuo Technology Co., Ltd., and for this purpose, I will sign a series of written documents in the same form and with the same content as that of the Quhuo VIE Agreements at any time the Beijing Quhuo Information Technology Co., Ltd. requests.

This consent letter shall enter into force immediately upon signature by me and shall remain in force.

I hereby make the above undertakings.

Signature:	/s/ Xiangxin Luo

Date: August 23, 2019